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                                                                      EXHIBIT 32

                  SECTION 1350 CERTIFICATION OF PERIODIC REPORT
           BY THE CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER
            PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, each of the undersigned officers of ALLETE, Inc. (ALLETE), does hereby certify that:

1. The Quarterly Report on Form 10-Q of ALLETE for the quarterly period ended September 30, 2006, (Report) fully complies with the requirements of
     Section 13(a) of the  Securities Exchange  Act of 1934 (15 U.S.C. 78m); and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of ALLETE.



Date:  October 27, 2006        Donald J. Shippar
                               -------------------------------------------------
                               Donald J. Shippar
                               President and Chief Executive Officer



Date:  October 27, 2006        Mark A. Schober
                               -------------------------------------------------
                               Mark A. Schober
                               Senior Vice President and Chief Financial Officer



This certification shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to liability pursuant to that section. Such certification shall not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that ALLETE specifically incorporates it by reference.

A signed original of this written statement required by Section 906, or other document authenticating, acknowledging, or otherwise adopting the signature that appears in typed form within the electronic version of this written statement required by Section 906, has been provided to ALLETE and will be retained by ALLETE and furnished to the Securities and Exchange Commission or its staff upon request.


                      ALLETE Third Quarter 2006 Form 10-Q